EXHIBIT 1
                                                                       ---------

                             JOINT FILING AGREEMENT

      This will confirm the agreement by and among all the undersigned that the
Schedule 13G filed on or about this date and any amendments thereto with respect to the beneficial ownership by the undersigned of the Common Shares, $.01 par value per share, of Genpact Limited is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1). This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  February 14, 2008


                              GE CAPITAL (MAURITIUS) HOLDINGS LTD.



                              By:   /s/  Bryant B. Cohen
                                 --------------------------------------
                                 Name:   Bryant B. Cohen
                                 Title:  Attorney-in-fact


                              GE CAPITAL INTERNATIONAL (MAURITIUS)


                              By:   /s/  Bryant B. Cohen
                                 --------------------------------------
                                 Name:   Bryant B. Cohen
                                 Title:  Attorney-in-fact


                              GE INDIAN SERVICES HOLDING PRIVATE LIMITED



                              By:   /s/  Frank Ertl
                                 --------------------------------------
                                 Name:   Frank Ertl
                                 Title:  Attorney-in-fact


                              GE INDIA VENTURES LLC



                              By:   /s/  Frank Ertl
                                 --------------------------------------
                                 Name:   Frank Ertl
                                 Title:  Attorney-in-fact


                              GENERAL ELECTRIC CAPITAL SERVICES INDIAN
                              INVESTMENTS LLC



                              By:   /s/  Frank Ertl
                                 --------------------------------------
                                 Name:   Frank Ertl
                                 Title:  Attorney-in-fact



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                              GENERAL ELECTRIC CAPITAL CORPORATION



                              By:   /s/  Frank Ertl
                                 --------------------------------------
                                 Name:   Frank Ertl
                                 Title:  Attorney-in-fact


                              GENERAL ELECTRIC CAPITAL SERVICES, INC.



                              By:   /s/  Frank Ertl
                                 --------------------------------------
                                 Name:   Frank Ertl
                                 Title:  Attorney-in-fact


                              GENERAL ELECTRIC COMPANY



                              By:   /s/  Frank Ertl
                                 --------------------------------------
                                 Name:   Frank Ertl
                                 Title:  Attorney-in-fact












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